Exhibit 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Randy M. Griffin, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Mesa Energy Holdings, Inc. for the fiscal quarter ended September 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report fairly presents in all material respects the financial condition and results of operations of Mesa Energy Holdings, Inc.

Date: November 23, 2009	By:	/s/ Randy M. Griffin
	Name:	Randy M. Griffin
	Title:	Chief Executive Officer

A signed original of this written statement, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement, has been provided to Mesa Energy Holdings, Inc., and will be retained by Mesa Energy Holdings, Inc., and furnished to the Securities and Exchange Commission or its staff upon request.